Exhibit 10.1

WAIVER TO CREDIT AGREEMENT

WAIVER, dated as of September 29, 2010 (this “Waiver”), with respect to the Credit Agreement, dated as of May 20, 2002 (as same has been and may be further amended, restated, supplemented or modified, from time to time, the “Credit Agreement”), by and between AMERICAN MEDICAL ALERT CORP., a New York corporation (the “Company”) and JPMORGAN CHASE BANK, N.A., successor in interest to The Bank of New York, a national banking association (the “Lender”).

RECITALS

The Lender has been advised by the Company that the Company has formed Alpha Message Center Acquisition Corp., a New York corporation (“Newco”) and that pursuant to an Agreement  (the “Acquisition Agreement”) between Newco and Alpha Message Center, Inc., a New Jersey corporation (“Seller”), Newco will acquire certain assets and specified liabilities of the Seller (the “Acquisition”).

The Company has requested, and the Lender has agreed subject to the terms and conditions of this Waiver, to waive compliance with Sections 7.02 and 7.06(c) of the Credit Agreement with respect to the consummation of Acquisition, as herein set forth.

Accordingly, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.        Waivers.   The Lender hereby waives compliance with the provisions of Section 7.02 [Indebtedness] and Section 7.06(c) [Loans and Investments] of the Credit Agreement and clauses “(c)” [re: late delivery of acquisition documentation], “(e)” [re: projections and pro forma statements] and “(g)” [re: pro forma covenant calculations] of the definition of “Permitted Acquisitions” in Section 1.01 of the Credit Agreement, solely in order to permit the Newco to consummate the Acquisition, provided that (a) no Default or Event of Default has occurred and is then continuing, (b) Newco shall not pay the “earnout” described in Sections 2.1d and 2.1e of the Acquisition Agreement if (i) a Default or Event of Default has occurred and is then continuing or (ii) such payments would exceed $350,000, in the aggregate, and (c) the Lender shall not require that the Company or Newco provide the projections, pro forma statements or pro forma financial covenant calculation described in clauses “(e)” and “(g)” of the definition of Permitted Acquisitions, provided further that, after giving effect to the waivers described above, all other requirements set forth in the definition of “Permitted Acquisition” have been satisfied.

2.        Conditions of Effectiveness. This Waiver shall become effective upon receipt by the Lender of this Waiver, duly executed by the Company and each Guarantor and those documents and information required to be delivered to the Lender pursuant to the definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement.

3.        Miscellaneous.

           (a)           This Waiver shall be governed by and construed in accordance with the laws of the State of New York.

           (b)           All terms used herein shall have the same meaning as in the Credit Agreement, unless specifically defined herein.

           (c)           This Waiver shall constitute a Loan Document.

           (d)           Except as expressly waived hereby, the Credit Agreement remains in full force and effect in accordance with the terms thereof.  The Credit Agreement and the Loan Documents are each ratified and confirmed in all respects by the Company.  The waivers herein are limited specifically to the matter set forth above and for the specific instance and purpose for which given and do not constitute directly or by implication an amendment or waiver of any other provisions of the Credit Agreement or a waiver of any other Default or Event of Default which may occur or may have occurred under the Credit Agreement or any other Loan Document.

           (e)           Upon the effectiveness of this Waiver, each reference in the Credit Agreement and the other Loan Documents to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement after giving effect to this Waiver.

           (f)           The Company hereby represents and warrants that, (i) except with respect to the matters described in the Press Release (as defined in Amendment No. 2 to Credit Agreement, dated as of March 28, 2005 between the Company and the Lender), the representations and warranties by the Company pursuant to the Credit Agreement and each other Loan Document, as updated by the Schedules attached hereto, are true and correct, in all material respects, on the date hereof, and (ii) no Default or Event of Default exists under the Credit Agreement or any other Loan Document; provided that, the  Lender hereby acknowledges and agrees that the representations and warranties of the Company contained in the Credit Agreement and those covenants set forth in Sections 6.05, 6.06, 6.07, and 6.12 of the Credit Agreement shall not be deemed (prior to, at or after this date of this Waiver) to be breached as a result of the matters described in the Press Release, provided that such matter or matters do not now or shall not hereafter cause a Material Adverse Effect or cause the occurrence of any other Event of Default, it being agreed and understood that the $1,500,000 charge described in the Press Release, in itself, will not be deemed to constitute a Material Adverse Effect.

           (g)           The Company hereby: (a) acknowledges and confirms that, notwithstanding the consummation of the transactions contemplated by this Waiver, (i) all terms and provisions contained in the Security Documents are, and shall remain, in full force and effect in accordance with their respective terms and (ii) the liens heretofore granted, pledged and/or assigned to the Lender as security for the Company’s obligations under the Notes, the Credit Agreement and the other Loan Documents shall not be impaired, limited or affected in any manner whatsoever by reason of this Waiver and that all such liens shall be deemed granted, pledged and/or assigned to the Lender as security for the Company’s obligations to the Lender, (b) represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to its obligations under the Credit Agreement or any Loan Document and (c) represents and warrants that the execution, delivery and performance by the Company of this Waiver has been duly authorized by all requisite corporate action, if any.

           (h)           This Waiver may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one Waiver.

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           IN WITNESS WHEREOF, the Company and the Lender have caused this Waiver to be duly executed by their duly authorized officers as of the day and year first above written.

AMERICAN MEDICAL ALERT CORP.

By:	/s/ Jack Rhian
Name: Jack Rhian
Title: President

JPMORGAN CHASE BANK, N.A.

By:	/s/Carolyn Lattanzi
Name: Carolyn Lattanzi
Title: Vice President

The undersigned, not parties to the Credit Agreement but as Guarantors under their respective Guaranties executed in favor of the Lender, dated as of May 20, 2002, and as Grantors under the Security Agreement, dated as of May 20, 2002, each hereby (a) accept and agree to the terms of the foregoing Waiver, (b) acknowledge and confirm that all terms and provisions contained in their respective Guaranty are, and shall remain, in full force and effect in accordance with their respective terms and (c) (i) all terms and provisions contained in the Security Agreement are and shall remain, in full force and effect in accordance with their respective terms and (ii) the liens heretofore granted, pledged and/or assigned to the Lender as security for the Guaranteed Obligations (as defined in the Guaranty) shall not be impaired, limited or affected in any manner whatsoever by reason of this Waiver and that all such liens shall be deemed granted, pledged and/or assigned to the Lender as security for the Guarantee Obligations.

HCI ACQUISITION CORP.
SAFE COM INC.
LIVE MESSAGE AMERICA ACQUISITION CORP.
NORTH SHORE ANSWERING SERVICE, INC.
ANSWER CONNECTICUT ACQUSITION CORP.
MD ONCALL ACQUISITION CORP.
AMERICAN MEDICONNECT ACQUISITION CORP.

By:	/s/ Jack Rhian
Jack Rhian, the President of each of
the foregoing corporations